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                                  EXHIBIT 99.1

                                   AGREEMENT

     This Agreement (this "Agreement") is dated April 22, 1997, by and between Citadel Computer Systems Incorporated, a Delaware corporation ("Citadel"), Gil Gertner ("Gertner") and George Sharp ("Sharp" and together with Gertner, the "Purchasers").

     WHEREAS, Citadel desires to sell to the Purchasers, and the Purchasers desire to purchase from Citadel, the assets consisting of certain accounts receivable of Citadel listed on Exhibit A attached to this Agreement (the "Assets"), subject to a participation interest retained by Citadel, in accordance with the terms and conditions set forth in this Agreement;

     WHEREAS, the Purchasers desire to assume certain office and equipment leases from Citadel in accordance with the terms and conditions set forth in this Agreement;

     WHEREAS, Citadel and the Purchasers desire to terminate an employment agreement between Citadel and Sharp in accordance with the terms and conditions set forth in this Agreement;

     WHEREAS, the Purchasers desire to make a loan to Citadel in accordance with the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1.   Agreement to Purchase and Sell Assets
          -------------------------------------

          (a) At the Closing (as defined in Section 8 of this Agreement), Citadel shall convey, transfer, assign, and deliver to the Purchasers, and the Purchasers agree to purchase the Assets, including all right, title, and beneficial interest thereto; provided, however, that Citadel shall retain a profits participation interest in the Assets on the following terms: (i) in the event the Purchasers collect in excess of $2,250,000 of the accounts receivable (after expenses of collection), the Purchasers shall pay to Citadel fifty percent (50%) of such amounts collected in excess of $2,250,000. Prior to the Closing and for a one year period, Citadel and the Purchasers agree that the Purchasers shall commence collection efforts with respect to the Assets and shall hold for the benefit of Citadel seventy-five percent (75%) of the amounts collected (after expenses of collection). In the event the conditions precedent contained in this Agreement are satisfied, the proceeds shall be retained by the Purchasers. In the event the conditions precedent contained in this Agreement are not satisfied, the proceeds shall be paid to Citadel.
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          (b) The Purchasers agree that the Assets listed on Exhibit A conveyed pursuant to this Agreement are conveyed "as is," and Citadel makes no representation or warranty with respect to the collectibility, condition or fitness of the Assets; provided, that Citadel represents and warrants that no more than $75,000 of the Assets have been compromised or extinguished in writing by Citadel in any form whatsoever including but not limited to donations, payments, or forgiveness.

          (c) Any amounts payable to Citadel pursuant to section 1(a) above will be paid monthly supported by a certificate of the Purchasers. Citadel will have the right to audit the Purchasers' books regarding the calculations, at Citadel's expense. The Purchasers will promptly pay to Citadel any amounts determined to be owed as a result of such audit, and Citadel will promptly repay to the Purchasers any amounts determined by such audit to be in excess of amounts owed to Citadel. If such audit determines that the amount due has been underpaid by an amount greater than ten percent, the Purchasers shall bear the expense of such audit.

     2.  Consideration.  Within five days after Closing, the Purchasers shall
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deliver to Citadel an aggregate of 3,900,000 shares of Common Stock, par value
$0.01 per share, of the Company (the "Shares"). Within five days after execution of this Agreement, the Purchasers shall deliver to Citadel a list of certificate numbers and denominations of the certificates representing the Shares. Purchasers shall deliver certificates representing the Shares to Citadel together with stock powers duly executed in blank or other transfer documents acceptable to Citadel.

     3.  Assumption of Leases and Indebtedness.  The Purchasers shall (i) use
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their best efforts to assume all obligations and liabilities under that certain office lease dated March 9, 1996 between Citadel and Lehndorff from Citadel,
(ii) assume any and all obligations and liabilities under those certain equipment leases between Citadel and Monex from Citadel, and (iii) assume the indebtedness of Citadel to Worldwide PetroMoly, Inc. and obtain a full release of Citadel from such indebtedness and the return of any collateral pledged pursuant to such indebtedness. Citadel shall be responsible for payments through June 30, 1997 with respect to the office lease and through April 15, 1997 with respect to the Monex leases.

     4.  Termination of Employment Agreement.  Citadel and Sharp hereby agree to
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terminate the Employment Agreement dated December 1, 1995 between Citadel and
Sharp, effective as of April 15, 1997, and agree that such Employment Agreement shall be of no further force or effect and neither party shall have any further obligation or liability with respect to such Employment Agreement.

     5.  Board Approval.  The obligations of the Company pursuant to this
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Agreement shall be subject to the Company's receipt of the consent of the
Company's Board of Directors to authorize the Company to consummate the transactions contemplated hereby.

     6.  Forgiveness of Indebtedness.  Citadel and the Purchasers hereby agree
         ---------------------------
that Citadel shall forgive all indebtedness owed by the Purchasers to Citadel except for $150,000 and the
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Purchasers shall have no further obligation or liability with respect to such indebtedness other than the remaining $150,000.

     7.  Loan from the Purchasers.  The Purchasers hereby agree to use their
         ------------------------
best efforts to loan Citadel the original principal amount of between $200,000 and $500,000.


     8.   Closing.  The closing (the "Closing") will take place within three
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business days following approval by the Company's Board of Directors at the offices of Citadel at 3811 Turtle Creek Boulevard, Suite 600, Dallas, Texas 75219, or at such other time or place as may be agreed by the parties.

     9.   Representations and Warranties of Citadel.  Citadel represents and
          -----------------------------------------
warrants to Purchasers as follows:


          (a) Organization.  Citadel is a corporation duly organized, validly
              ------------
    existing, and in good standing under the laws of the State of Delaware.

          (b) Authority.  Citadel has all requisite power and authority to
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    execute and enter into this Agreement and all other agreements and instruments contemplated hereby to be executed and delivered by Citadel ("Citadel Documents") and to perform its obligations hereunder and thereunder. This Agreement and the Citadel Documents have been duly executed and delivered and are valid and binding agreements of Citadel, enforceable against Citadel in accordance with their respective terms.

          (c) Title.  The Assets are owned solely by Citadel, and Citadel has
              -----
    good and marketable title to the Assets. The execution and delivery of this Agreement and the Citadel Documents by Citadel are sufficient to convey to and vest in Purchasers good and marketable title to the Assets, subject to any defenses that may be asserted by the persons or entities that may owe the amounts underlying the accounts receivable.

          (d) No Violation.  The execution and delivery of this Agreement and
              ------------
    the Citadel Documents and the consummation of the transactions contemplated hereby or thereby will not (i) conflict with or result in the breach of any term or provision of, or constitute a default under, or give any third party the right to accelerate any obligation under, any charter provision, regulation, agreement, instrument, order, law, or regulation to which Citadel is a party or by which Citadel or any of its assets are bound, or
    (ii) result in the creation of, any lien, security interest, charge or encumbrance upon the Assets.

          (e) No Other Agreements.  Citadel has not entered into any agreement,
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    commitment, or understanding with any other person or entity with respect to the sale, transfer, lease, ownership, or disposition of all or any portion of the Assets other than agreements with the Purchasers.

     10.  Representations and Warranties of Purchasers.  Each Purchaser
          --------------------------------------------
represents and warrants to Citadel as follows:
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          (a) Authority.  Each Purchaser has all requisite power and authority
              ---------
    to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered and is a legal, valid, and binding agreement of each Purchaser, enforceable against each Purchaser in accordance with its terms.

          (b) No Violation.  Neither the execution or delivery of this Agreement
              ------------
    nor the consummation of the transactions contemplated hereby will conflict with or result in the breach of any term or provision of, or constitute a default under, or give any third party the right to accelerate any obligation under, any regulation, agreement, instrument, order, law, or regulation to which either Purchaser is a party or by which either Purchaser or any of its respective assets are bound.

     11.  Conditions Precedent to the Obligations of the Purchasers.  The
          ---------------------------------------------------------
obligations of the Purchasers under this Agreement are subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Purchasers:

          (a) Deliveries.  At the Closing, Citadel will deliver to the
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     Purchasers the other documents referred to herein.

          (b) Compliance.  Citadel shall have complied with each of its
              -----------
     covenants and agreements contained herein and each of the representations and warranties of Citadel shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, and Citadel shall have delivered to the Purchasers a certificate, dated the Closing Date, to such effect.

     12.  Conditions Precedent to the Obligations of Citadel.  The obligation of
          --------------------------------------------------
Citadel under this Agreement are subject to the receipt of Board approval as set forth in Section 5 of this Agreement and to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Citadel in Citadel's sole discretion:

          (a) Deliveries.  At the Closing, the Purchasers will deliver to
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    Citadel the consideration required to be delivered at the Closing.

          (b) Compliance.  Purchasers shall have complied with each of their
              ----------
    respective covenants and agreements contained herein and each of the representations and warranties of each Purchaser shall be true and correct in all respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, and each Purchaser shall have delivered to Citadel a certificate, dated the Closing Date, to such effect.

     13.  Agreements and Covenants.  At and after the Closing, and without
          ------------------------
further consideration, Citadel shall execute and deliver to Purchasers such further instruments of transfer as Purchasers may reasonably request in order more effectively transfer, assign and deliver to Purchasers any of the Assets, or for aiding, assisting, collecting and reducing to possession any of the
Assets and exercising rights with respect thereto.
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     14.  Limitations of Liability.  In no event shall either party be liable to
          ------------------------
the other for lost contracts or lost profits or any special, indirect, incidental or consequential damages in any way arising out of the use of the assets or relating to this agreement however caused under a claim of any type or nature based on any theory of liability (including contract, tort or warranty) even if the possibility of such damages has been communicated. In no event shall the liability of Citadel under this agreement exceed the purchase price paid by Purchasers.


     15.  Indemnification.  The Purchasers agree to indemnify and hold harmless
          ---------------
Citadel and its directors, officers, employees, representatives, agents and attorneys from, against and in respect of any and all Losses (as defined below) suffered, sustained, incurred or required to be paid by any of them by reason of
(i) any representation or warranty made the Purchasers in or pursuant to this Agreement being untrue or incorrect in any respect; and (ii) any failure by the Purchasers to observe or perform their covenants and agreements set forth in this Agreement or any other agreement or document executed by them in connection with the transactions contemplated hereby; and (iii) any actions taken by the Purchasers in connection with the Assets. This Section is intended to indemnify Citadel and its directors, officers, employees, representatives, agents and attorneys from the results of their negligence. "Losses" shall mean all damages (including, without limitation, amounts paid in settlement), losses, obligations, liabilities, liens, deficiencies, costs (including, without limitation, reasonable attorneys' fees), penalties, fines, interest, monetary sanctions and expenses, including, without limitation, reasonable attorneys' fees and costs incurred to comply with injunctions and other court and agency orders, and other costs and expenses incident to any suit, action, investigation, claim or proceeding or to establish or enforce Citadel's or such other persons' right to indemnification hereunder.

     16.  Miscellaneous.
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          (a) Notices.  All notices that are required or may be given pursuant
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    to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by a recognized courier service or by registered or certified mail, postage prepaid, to the parties at the following addresses:

          If to Citadel, to:

          Citadel Computer Systems Incorporated
          3811 Turtle Creek Boulevard, Suite 600
          Dallas, Texas 75219
          214.520.9293 (facsimile)
          Attn:  Mr. Steven B. Solomon

          If to Purchasers, to the address on the books of Citadel.

    Any party to this Agreement may change the address for purposes of giving notice hereunder by giving notice of such change to the other parties hereto in accordance with this Section.

              (b) Attorneys' Fees and Costs.  In the event that attorneys' fees
                  -------------------------
    or other costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred therein.

              (c) Further Assurances.  Each party hereto agrees to execute any
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    and all documents and to perform such other acts as may be necessary or expedient to further the purposes of this Agreement and the transactions contemplated hereby, including the transfer of payments with respect to the Assets received by the Company after the Closing Date.

              (d) Expenses.  Each of the parties hereto shall, whether or not
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    the transactions contemplated hereby are consummated, bear its own attorneys', accountants', auditors', or other fees, costs, and expenses incurred in connection with the negotiation, execution, and performance of this Agreement or any of the transactions contemplated hereunder.

              (e) Counterparts.  This Agreement may be executed in one or more
                  ------------
    counterparts for the convenience of the parties hereto, all of which together shall constitute one and the same instrument.

              (f) Assignment.  This Agreement and all of the provisions hereof
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    shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned or delegated by either of the parties hereto without the prior written consent of the other party. This Agreement is not intended to confer upon any person other than the parties hereto, any rights or remedies hereunder.

              (g) Entire Agreement.  This Agreement and the related documents
                  ----------------
    contained as Exhibits hereto or expressly contemplated hereby contain the entire understanding of the parties relating to the subject matter contained herein and supersede all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. This Agreement cannot be modified or amended except in writing signed by the party against whom enforcement is sought.

              (h) Exhibits.  All Exhibits to this Agreement are incorporated
                  --------
    herein by reference and made a part hereof for all purposes.

     (i) Press Releases.  The parties agree that they may make one or more press
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     releases with respect to the acquisition and agree that they will not make any public announcement regarding the contemplated transactions without the consent of the other party, unless otherwise required by law.

              (j) Governing Law.  This Agreement shall be governed by, and
                  -------------
    construed and interpreted in accordance with, the substantive laws of the State of Texas without giving effect to any conflict-of-laws rule or principle that might result in the application of the laws of another jurisdiction.

              (k) Arbitration.  All claims (other than claims for equitable
                  -----------
    relief), disputes and controversies arising out of or relating to, the performance, interpretation, application or enforcement of this Agreement, or any alleged breach, default or misrepresentation in connection with any of the provisions hereof, shall be referred to mediation or arbitration before, and as a condition precedent to, the initiation of any action or proceeding. The mediation or arbitration shall be held in Dallas, Texas before a mediator that is mutually agreeable to all parties. The parties may agree on a retired judge from an American Arbitration Association ("AAA") panel. If they are unable to agree, AAA shall provide a list of three available judges and each party may strike one. The remaining judge shall serve as the arbitrator.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         CITADEL:

                         CITADEL COMPUTER SYSTEMS INCORPORATED


                         By:___________________________
                              Steven B. Solomon
                              Chief Operating Officer

                         PURCHASERS:


                         ______________________________
                         Gil Gertner


                         ______________________________
                         George Sharp
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                                   EXHIBIT A

                                    ASSETS

                     Accounts Receivable on attached list